Suppliers (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Suppliers
Local suppliers		R$ 188,814	R$ 215,593
Related parties		11,247	13,781
Copyright		21,230	21,273
Suppliers		221,291	250,647
Reverse factoring	[1]	R$ 263,948	R$ 155,469

[1]	As of December 31, 2023, the balance of reverse factoring was R$ 263,948 (R$ 155,469 as of December 31, 2022), and the discount rates of assignment operations carried out by our suppliers with financial institutions had a weighted average of 1.05% per month (as of December 31, 2022, the weighted average was 1.27% per month) and a maximum payment term of 360 days. The balance is initially recognized net of the present value adjustment, which is subsequently recognized as a financial expense.